EXHIBIT 10.50E

                    SEVENTH AMENDMENT TO THE CREDIT AGREEMENT


          This Amendment is made and entered into as of the 30th day of August, 2004, by and between WELLS FARGO BANK, NATIONAL ASSOCIATION, successor to First Security Bank ("Bank"), and AMERICAN ECOLOGY CORPORATION, a Delaware corporation ("Borrower").

                                 R E C I T A L S

          A. Borrower and Bank entered into a Credit Agreement, dated as of August 17, 2000 (as amended, modified, or supplemented from time to time, the "Credit Agreement").

          B. Borrower has asked Bank to amend the Credit Agreement to modify some of the financial covenants and authorize annual dividends to the Borrower's stockholders.

          C. Bank is willing to amend the Credit Agreement upon the terms and conditions of this Amendment.

                                A M E N D M E N T

          NOW,  THEREFORE,  the  parties  agree  as  follows.

          DEFINITIONS.

          Except as specifically defined otherwise in this Amendment, all of the terms herein shall have the same meaning as contained in the Credit Agreement.

          AMENDMENTS.

               AMENDMENTS  TO  ARTICLE  6  -  NEGATIVE  COVENANTS.

                    SECTION 6.6 OF THE CREDIT AGREEMENT IS AMENDED TO PERMIT THE DECLARATION AND PAYMENT OF ANNUAL DIVIDENDS, AND THE SECTION SHALL PROVIDE IN ITS ENTIRETY AS FOLLOWS:

               6.6 DIVIDENDS. Without Bank's prior written consent, Borrower shall not declare or pay any dividends; or purchase, redeem, retire, or otherwise acquire for value any of its capital stock now or hereafter outstanding; or make any distribution of assets to its shareholders as such whether in cash, assets, or in obligations of the Borrower; or allocate or otherwise set apart any sum for the payment of any dividend or distribution on, or for the purchase, redemption, or retirement of any shares of its capital stock; or make any other distribution by reduction of capital or otherwise in respect of any shares of its capital stock, except that the Borrower (1) may declare and deliver dividends and make distributions payable solely in common stock of the Borrower; (2) may purchase or otherwise acquire shares of its capital stock by exchange for or out of the proceeds received from a substantially concurrent issue of new shares of its capital stock; and (3)


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          may  declare  and  pay  an  annual dividend as long as on the date the dividend is declared by Borrower, no Event of Default shall have occurred and be continuing, no event or condition that, with the giving of notice or the passage of time or both, would constitute an Event of Default shall have occurred and be continuing, and the payment of the dividend will not result in the occurrence of an Event of Default.

               AMENDMENTS  TO  ARTICLE  7  -  FINANCIAL  COVENANTS

                    SECTION 7.1 OF THE CREDIT AGREEMENT IS AMENDED TO REPLACE THE REQUIREMENT THAT BORROWER MAINTAIN A DEBT SERVICE COVERAGE RATIO WITH A REQUIREMENT THAT BORROWER MAINTAIN A FIXED CHARGE COVERAGE RATIO, AND THE SECTION SHALL PROVIDE IN ITS ENTIRETY AS FOLLOWS:

               7.1 FIXED CHARGE COVERAGE RATIO. Borrower shall maintain a ratio of EBITDA to Fixed Charges determined on a rolling 4-quarter basis at the end of each quarter of Borrower's fiscal year of not less than 1.20 to 1.00 for Borrower's 2004 and 2005 fiscal years and not less than 1.25 to 1.00 thereafter. The term "EBITDA" shall mean, for any period, as applied to Borrower, the sum of (1) Borrower's Income from Operations (consistent with GAAP and as reported in the Company's filings with the Securities and Exchange Commission), plus (2) the sum of the following items to the extent they were deducted to compute Borrower's Income from Operations: (a) non-cash accretion of closure/post-closure obligations, plus (b) depreciation, plus (c) amortization, plus (d) other noncash charges. The term "Fixed Charges" shall mean, for any period, the sum of (i) principal and interest payments for indebtedness of Borrower owing to third parties for money borrowed, including capitalized leases of Borrower, paid or scheduled to be paid during the period, plus (ii) all cash payments paid or scheduled to be paid during the period for deferred closure/post closure obligations, plus (iii) all of Borrower's capital expenditures during the period, plus (iv) all dividends paid by Borrower during the period.

                    SECTION 7.2 OF THE CREDIT AGREEMENT IS AMENDED TO MODIFY THE LEVERAGE RATIO TO BE MAINTAINED BY BORROWER BEGINNING AS OF SEPTEMBER 30, 2004, AND THE SECTION SHALL PROVIDE IN ITS ENTIRETY AS FOLLOWS:

               7.2 LEVERAGE RATIO. Borrower shall maintain a ratio of Borrower's total liabilities to Borrower's shareholder's equity of not greater than 1.00 to 1.00 at the end of each fiscal quarter and each fiscal year.

                    SECTION 7.3 OF THE CREDIT AGREEMENT IS AMENDED TO MODIFY THE CURRENT RATIO TO BE MAINTAINED BY BORROWER BEGINNING AS OF SEPTEMBER 30, 2004, AND THE SECTION SHALL PROVIDE IN ITS ENTIRETY AS FOLLOWS:

               7.3 CURRENT RATIO. Borrower shall maintain at the end of each fiscal quarter and each fiscal year a ratio of current assets to current liabilities of at least 1.50 to 1.00 during Borrower's fiscal year 2004 and at least 2.00 to 1.00 thereafter.


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          CONSENT  TO  COMMON  STOCK  REPURCHASE  PLAN.

          From September 1, 2004, through August 31, 2005, Borrower may purchase shares of its common stock in an aggregate amount not to exceed $4,000,000, as long as on the date of each purchase (1) no Event of Default shall have occurred and be continuing, (2) no event or condition that, with the giving of notice or the passage of time or both, would constitute an Event of Default shall have occurred and be continuing, (3) the purchase will not result in the occurrence of an Event of Default, and (4) the purchase does not violate any law.

          CONDITIONS  PRECEDENT.

          As conditions precedent to Bank's obligation to extend the financial accommodations provided for in this Amendment, Borrower shall execute and deliver, or cause to be executed and delivered, to Bank, in form and substance satisfactory to Bank and its counsel, the following:

               EVIDENCE  OF  ALL  CORPORATE  ACTION  BY  BORROWER.

               Certified copies of all corporate action taken by Borrower authorizing its execution and delivery of this Amendment and each other document to be delivered pursuant to this Amendment and its performance of its agreements thereunder.

               CERTIFICATES  OF  EXISTENCE.

               Certificates of good standing or existence that Bank may reasonably require showing that Borrower is in good standing under the laws of the state of its incorporation.

               PUBLIC  RECORD  SEARCHES.

               Uniform Commercial Code financing statement searches, federal and state income tax lien searches, judgment or litigation searches, or other similar searches that Bank may reasonably require and in such form as Bank may reasonably require.

               ADDITIONAL  DOCUMENTATION.

               Such other approvals, opinions, or documents as Bank may reasonably request.

          REAFFIRMATION  OF  LOAN  DOCUMENTS.

          Borrower acknowledges and reaffirms all existing security agreements, financing statements, and any other documents executed in connection with the Credit Agreement.

          BORROWER'S COVENANTS, REPRESENTATIONS, AND WARRANTIES.

          In order to induce Bank to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrower acknowledges and reaffirms as true, correct, and complete in all material respects on and as of the date of this Amendment all covenants,


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representations, and warranties made by Borrower in the Credit Agreement and the other Loan Documents to the same extent as though made on and as of the date of execution of this Amendment.

               Borrower represents and warrants that the execution, delivery, and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate action.

               Borrower further represents and warrants that there are no Events of Default or facts which constitute, or with the passage of time and without change will constitute, an Event of Default under the Loan Documents.

               Borrower further represents that there has been no material adverse change in Borrower's business or financial condition from that reflected in the most recent of Borrower's financial statements that have been delivered to Bank.

               Borrower further represents and warrants that Borrower has no claims or causes of action of any kind whatsoever against Bank or any of Bank's present or former employees, officers, directors, attorneys, or agents of any kind in their capacity as such (collectively, the "Released Parties") and further, that the Released Parties have performed all of the respective obligations under the Credit Agreement and other Loan Documents and have complied with all provisions therein set forth.

               Borrower acknowledges and agrees that as of August 27, 2004, the outstanding principal balance of the Revolving Loans is $0.00, and the aggregate stated amount of all Letters of Credit outstanding and available for drawing is $3,258,262.00.

          COURSE  OF  DEALING.

          No course of dealing heretofore or hereafter between Borrower and Bank, or any failure or delay on the part of Bank in exercising any rights or remedies under the Credit Agreement or existing by law shall operate as a waiver of any right or remedy of Bank with respect to said indebtedness, and no single or partial exercise of any right or remedy hereunder shall operate as a waiver or preclusion to the exercise of any other rights or remedies Bank may have in regard to said indebtedness.

          GOVERNING  LAW.

          This Amendment is made in the State of Idaho, which state the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby. Accordingly, in all respects, this Amendment and the Loan Documents and the obligations arising hereunder and thereunder shall be governed by, and construed in accordance with, the laws of the State of Idaho applicable to contracts made and performed in such state and any applicable law of the United States of America. Each party hereby unconditionally and irrevocably waives, to the fullest extent permitted by law, any claim to assert that the law of any jurisdiction other than the State of Idaho governs this Amendment and the Loan Documents.


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          COSTS  AND  EXPENSES.

          Borrower shall pay on demand by Bank all Bank Expenses incurred by Bank in connection with the preparation, execution, delivery, filing, recording, and administration of this Amendment or any of the documents contemplated hereby, including, without limitation, the reasonable fees and out of pocket expenses of counsel for Bank with respect to this Amendment and the documents and transactions contemplated hereby.

          ENTIRE  AGREEMENT.

          The Credit Agreement as amended by this Amendment together with the other Loan Documents supersedes all prior negotiations, understandings, and agreements between the parties, whether oral or written, and all such negotiations, understandings, and agreements are evidenced by the terms of the Loan Documents. The Credit Agreement may not be further altered or amended in any manner except by a writing signed by Bank and Borrower.

          EFFECTS  OF  THIS  AMENDMENT.

          This Amendment shall be binding and deemed effective when it is executed by Borrower, accepted and executed by Bank, and all conditions precedent set forth in Section 3 have been fulfilled. All terms, covenants and conditions of the Credit Agreement that have not been modified, amended, or otherwise changed by this Amendment are reaffirmed and remain in full force and effect.

          COUNTERPARTS.

          This Amendment may be executed in counterparts and may be delivered by facsimile transmission. Each such counterpart shall constitute an original, but all such counterparts shall constitute but one Amendment.

                             Signature Pages Follow


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          IN  WITNESS  WHEREOF,  Borrower  has executed this Amendment as of the date  first  written  above.

                              BORROWER:

                              AMERICAN ECOLOGY CORPORATION


                              By/s/ James R. Baumgardner
                                ------------------------
                                James R. Baumgardner
                                Sr. Vice President and CFO



                               GUARANTOR'S CONSENT

          Each Guarantor consents to, acknowledges, and accepts the forgoing Amendment. Each Guarantor affirms and ratifies its Continuing and Unconditional Guaranty made by Guarantor for the benefit of Bank (the "Guaranty"), and confirms that the Guaranty remains in full force and effect and binding upon the Guarantor without any setoffs, defenses, or counterclaims of any kind whatsoever. Each Guarantor also acknowledges and reaffirms all existing security agreements, financing statements, and any other documents the Guarantor executed in connection with the Guaranty or the Credit Agreement.

          Dated  as  of  August  30,  2004.

                              GUARANTORS:

                              AMERICAN ECOLOGY SERVICES CORPORATION


                              By/s/ James R. Baumgardner
                                ------------------------
                                James R. Baumgardner
                                Sr. Vice President and CFO

                              AMERICAN ECOLOGY MANAGEMENT CORPORATION


                              By/s/ James R. Baumgardner
                                ------------------------
                                James R. Baumgardner
                                Vice President and Treasurer

                              TEXAS ECOLOGISTS, INC


                              By/s/ James R. Baumgardner
                                ------------------------
                                James R. Baumgardner
                                Vice President and Treasurer

                              AMERICAN ECOLOGY RECYCLE CENTER, INC.


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                              By/s/ James R. Baumgardner
                                ------------------------
                                James R. Baumgardner
                                Vice President and Treasurer

                              AMERICAN ECOLOGY ENVIRONMENTAL SERVICES
                              CORPORATION


                              By/s/ James R. Baumgardner
                                ------------------------
                                James R. Baumgardner
                                Vice President and Treasurer

                              US ECOLOGY, INC.


                              By/s/ James R. Baumgardner
                                ------------------------
                                James R. Baumgardner
                                Vice President and Treasurer

                              US ECOLOGY IDAHO, INC.


                              By/s/ James R. Baumgardner
                                ------------------------
                                James R. Baumgardner
                                Vice President and Treasurer


                           BANK'S ACCEPTANCE

          Accepted and effective as of the 30th day of August, 2004, in the State of Idaho.

                              WELLS FARGO BANK, NATIONAL ASSOCIATION


                              By/s/ Brian W. Cook
                                -----------------
                                Brian W. Cook, Vice President


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